CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 333-111937) pertaining to the Roger
Bouchard Insurance, Inc. 401(k) Profit Sharing Plan of our report dated June 9, 2004, with respect to the financial statements and schedules of the Roger Bouchard Insurance, Inc.
401(k) Profit Sharing Plan and Trust included in this Annual
Report (Form 11-K) for the year ended December 31, 2003.



                                        /s/Ernst & Young LLP


Birmingham, Alabama
June 23, 2004